UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-21534
                                   ------------


                  AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    12/31
                         --------------
Date of reporting period:   12/31
                         --------------

                                                                     (logo)
                                                                    American
                                                                      Express(R)
                                                                     Funds

AXP(R) Variable Portfolio -
Core Equity Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Dec. 31, 2004

AXP Variable Portfolio - Core Equity Fund seeks to provide shareholders with long-term growth of capital.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning IDS Life Variable Annuity Fund A or IDS Life Variable Annuity Fund B and allocating your purchase payments to the variable account investing in this Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

Table of Contents

Questions & Answers
   with Portfolio Management               3

Investments in Securities                  8

Financial Statements                      12

Notes to Financial Statements             15

Report of Independent Registered
   Public Accounting Firm                 22

Board Members and Officers                23

Proxy Voting                              25

--------------------------------------------------------------------------------
2 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Questions & Answers
             WITH PORTFOLIO MANAGEMENT

Performance Summary

On Sept. 10, 2004, following a vote by contract owners, IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B were reorganized and the combined variable assets of each (more than $500 million) were transferred into a newly created fund, AXP Variable Portfolio - Core Equity Fund (AXP VP - Core Equity Fund or the Fund).

AXP VP - Core Equity Fund rose 6.95% for the period from Sept. 10, 2004 to Dec. 31, 2004, less than the 9.67% return of the Russell 1000 Index (Russell Index), the new Fund's unmanaged benchmark, for the same period. The index measures the performance of 1,000 large company stocks in the Russell 3000 Index, and represents approximately 92% of the market capitalization of the Russell 3000 Index. For historical performance prior to the reorganization, see the Financial Highlights section on page 21. Beginning with fiscal year 2005, the Fund's performance will also be compared to the Lipper Large-Cap Core Funds Index.(1)

Bob Ewing and Nick Thakore began managing the Fund for Doug Chase, the Fund's portfolio manager, who took a leave of absence effective Oct. 1, 2004. On Jan. 3, 2005, Mr. Ewing and Mr. Thakore were named portfolio managers of the Fund following a decision by Mr. Chase to leave American Express. Together, Mr. Ewing and Mr. Thakore lead a team of equity analysts in managing the Fund. On the pages that follow, Mr. Ewing and Mr. Thakore discuss the results for the Fund's initial fiscal period.

Q:  What factors affected the U.S. stock market in calendar year 2004?

A: After struggling for much of the year, a strong fourth quarter rally in stocks turned what had been a disappointing 2004 into a more cheerful experience for equity investors. A number of uncertainties, including the outcome of the presidential election, the war in Iraq, and the rising price of oil, caused anxiety throughout the year, keeping a lid on

TOTAL RETURN

at Dec. 31, 2004

Since inception (9/10/04)                                           +6.95%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance information may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
3 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Questions & Answers

    both business and investor confidence. As these issues came into greater focus in the closing months of the year, an increasing recognition of what had been a strong economic performance, and far better than expected corporate earnings growth, resulted in stocks moving higher.

    The U.S. economy shrugged off an early summer slowdown to post an annual growth rate estimated to be more than 4.0%. In the process, 2.2 million new jobs were created and the unemployment rate fell from 5.7% to 5.4%. Strong equity performance came despite higher oil prices, which rose from $29 a barrel in January to $55 a barrel in October, a 90% increase, before moderating to end the year at $42. It also came despite a change in monetary policy, which resulted in five interest rate increases by the Federal Reserve Board (the Fed) between June and December, raising the overnight rate from 1.0% to 2.25%. And it came despite a falling dollar, which lost 8% of its value against the euro and 4% against the Japanese yen.

    Corporate America found this economic backdrop to its liking, as profits grew by an estimated 20%, far higher than originally forecasted. This enabled the overall stock market's 2004 results to eclipse the bond market as concerns about inflation led to lower bond prices.

SECTOR COMPOSITION

Percentage of portfolio assets at Dec. 31, 2004

[pie chart]

Financials 20.9%
Health care 15.6%
Information technology 14.8%
Consumer discretionary 12.7%
Consumer staples 9.2%
Industrials 6.2%
Energy 5.7%
Telecommunications 5.0%
Utilities 2.8%
Telecommunication services 2.3%
Materials 1.9%
Investment companies 1.8%
Short-term securities 1.0%
U.S. government obligations & agencies 0.1%

    Among equities, the best performers for the year were small- and mid-cap stocks. The sectors which enjoyed the highest returns were energy, utilities and telecommunications. Lagging behind were health care, information technology and consumer staples.

Q: What factors significantly affected VP - Core Equity Fund's performance from its inception through fiscal year end?

A: AXP VP - Core Equity Fund began operations during a difficult month for stocks. Stocks that historically had been less volatile than the overall equity market -- including Colgate Palmolive, Fannie Mae, Citigroup, Coca-Cola, Merck, Procter & Gamble and Pfizer --

--------------------------------------------------------------------------------
4 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Questions & Answers

    gyrated amid a host of stock-specific events, including failure to meet analysts' earnings expectations, regulatory and accounting issues and safety concerns regarding some of these firms' products.

    During the last calendar quarter of 2004, effective stock picking was beneficial, mitigating the negative impact of the Fund's sector allocations.

    The Fund's health care holdings were particularly strong contributors during the final months of the year. Medco Health Solutions, a pharmacy benefits management company, was the largest positive contributor for the period. Stock selection in telecommunication services was also favorable. Nextel was a key contributor as the stock benefited from the announcement of its impending merger with Sprint and from powerful fundamental business trends.

    NTL, a U.K. cable company, also performed well. The company sold its tower business during the period. Although this event was anticipated, it was still very good news because proceeds from the sale will likely be applied to the company's debt, alleviating concerns that have lingered since the company emerged from bankruptcy last year. We believe NTL remains a promising story for 2005. The stock appears very cheap with solid growth

PORTFOLIO MANAGERS

Robert Ewing, CFA

o  Joined American Express in 2002.

o  Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

o  Began investment career in 1988.

o  BS, Boston College Carroll School of Management.

Nick Thakore

o  Joined American Express in 2002.

o  Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

o  Began investment career in 1993.

o  MBA, Wharton School at University of Pennsylvania.

THE 10 LARGEST HOLDINGS

                                 Percent                 Value
                             (of net assets)      (at Dec. 31, 2004)
Citigroup                          3.9%               $20,621,040
Cendant                            3.6                 18,865,322
Exxon Mobil                        3.5                 18,556,120
Nextel
Communications Cl A                3.1                 16,530,000
General Electric                   2.8                 14,592,700
Colgate-Palmolive                  2.7                 14,314,568
NTL                                2.6                 13,790,388
PepsiCo                            2.2                 11,865,060
Fannie Mae                         2.1                 11,357,995
Bank of America                    2.1                 10,915,777

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 28.6% of net assets.

--------------------------------------------------------------------------------
5 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have aligned the Fund's sector weightings more closely with the Fund's benchmark. One example of this is our reduction of the Fund's health care weighting.(end callout quote)

-- Bob Ewing and Nick Thakore

    prospects. We also anticipate that NTL may join with another U.K. cable company, which could be a catalyst for further appreciation.

    A lower-than-Russell index weighting in selected retail stocks helped results in the consumer discretionary sector as many retailers experienced a weak fourth quarter.

    In general, the stocks that detracted from the Fund's relative return during the fourth calendar quarter of 2004 were not holdings that declined, but rather better performing stocks where we had a lower-than-Russell Index position or didn't own the stock. Examples include IBM, eBay and Time Warner. IBM performed well during the period; however, we are not impressed by its longer term growth potential. Although we believe eBay has a great fundamental story and has repeatedly delivered remarkable results, its valuation is just too high for the stock to be attractive to us. Time Warner was the third biggest detractor. The Fund didn't hold this stock, which was up sharply during the period.

Q:  What changes were made to the  Fund's portfolio?

A: Beginning Oct. 1, 2004 changes were made to the Fund's positioning. Previously, the Fund was more concentrated in terms of stock holdings and had sector weightings that were much different from the Russell Index, the Fund's benchmark. We have aligned the Fund's sector weightings more closely with the Fund's benchmark. One example of this is our reduction of the Fund's health care weighting. We also increased the number of Fund holdings, allowing us to take advantage of a larger opportunity set. We modestly lowered the Fund's average market capitalization by trimming the Fund's holdings of some very large capitalization stocks.

--------------------------------------------------------------------------------
6 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Questions & Answers

Q:  How are you positioning the Fund for the coming months?

A: Although this Fund essentially uses a fundamentally-driven, bottom-up strategy, we are cognizant of market trends and potential risks. We believe it is prudent to be somewhat careful in the current environment due to elevated risk and the reality that this is the fourth year of the economic recovery. In general, this outlook leads us to incorporate certain themes into our management of the Fund. We have emphasized higher quality stocks over lower quality stocks that exhibit high leverage or volatile earnings. We have focused on larger stocks because they tend to have more stable earnings, but also because they have actually been more attractively valued than mid-cap and small-cap stocks. Finally, we have begun to extend our time horizon, striving to anticipate which stocks are best positioned for the next market and economic phases.

    To leverage our experience and strengths, we lead a team of equity analysts and focus on individual stock selection. Together, we maintain oversight of the Fund to monitor overall sector weightings and individual stock positions. We believe this management approach gives the VP - Core Equity Fund breadth and depth in the large-cap stock universe by tapping opportunities in as many sectors and investment styles as possible.

--------------------------------------------------------------------------------
7 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Variable Portfolio - Core Equity Fund

Dec. 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.9%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.7%)
Empresa Brasileira
  de Aeronautica ADR                          113,700(c)            $3,802,128
Lockheed Martin                                36,100                2,005,355
Northrop Grumman                               61,800                3,359,448
Total                                                                9,166,931

Banks and savings & loans (6.2%)
Bank of America                               232,300               10,915,777
Commerce Bancorp                               47,900                3,084,760
Investors Financial Services                   91,100                4,553,178
State Street                                   11,200                  550,144
US Bancorp                                    102,000                3,194,640
Wachovia                                       78,900                4,150,140
Washington Mutual                              31,900                1,348,732
Wells Fargo & Co                               83,000                5,158,450
Total                                                               32,955,821

Beverages & tobacco (4.0%)
Altria Group                                   64,900                3,965,390
Coca-Cola                                      63,200                2,631,016
Coca-Cola Enterprises                         122,300                2,549,955
PepsiCo                                       227,300               11,865,060
Total                                                               21,011,421

Broker dealers (2.1%)
Franklin Resources                             13,600                  947,240
JPMorgan Chase & Co                           190,900                7,447,009
Morgan Stanley                                 51,300                2,848,176
Total                                                               11,242,425

Cable (3.2%)
NTL                                           189,013(b)            13,790,388
Telewest Global                               168,900(b,c)           2,969,262
Total                                                               16,759,650

Cellular telecommunications (5.0%)
China Unicom                                1,380,000(c)             1,091,983
Nextel Communications Cl A                    551,000(b)            16,530,000
Telesystem Intl Wireless                      116,000(b,c)           1,298,040
Vodafone Group ADR                             92,900(c)             2,543,602
Western Wireless Cl A                         165,900(b)             4,860,870
Total                                                               26,324,495

Chemicals (1.0%)
Dow Chemical                                  103,800                5,139,138

Computer hardware (3.2%)
Cisco Systems                                 295,500(b)             5,703,150
Dell                                          181,800(b)             7,661,052
EMC                                           196,100(b)             2,916,007
Gateway                                        11,700(b)                70,317
Sun Microsystems                              100,100(b)               538,538
Total                                                               16,889,064

Computer software & services (3.9%)
Affiliated Computer Services Cl A              56,400(b)             3,394,716
Business Objects ADR                           23,700(b,c)             600,558
Citrix Systems                                 49,600(b)             1,216,688
Juniper Networks                               16,800(b)               456,792
Macromedia                                     34,000(b)             1,058,080
Microsoft                                     179,900                4,805,129
Oracle                                        470,700(b)             6,458,004
Paychex                                        49,600                1,690,368
Symantec                                       40,800(b)             1,051,008
Total                                                               20,731,343

Electronics (3.6%)
Analog Devices                                 14,500                  535,340
ASML Holding ADR                               53,300(b,c)             848,003
Broadcom Cl A                                  82,200(b)             2,653,416
Freescale Semiconductor Cl B                   28,485(b)               522,985
Intel                                         218,100                5,101,359
Linear Technology                              27,100                1,050,396
Maxim Integrated Products                      25,400                1,076,706
Micron Technology                             216,000(b)             2,667,600
Texas Instruments                             171,300                4,217,406
Xilinx                                         16,900                  501,085
Total                                                               19,174,296

Energy (5.7%)
ChevronTexaco                                 153,800                8,076,038
ConocoPhillips                                 41,400                3,594,762
Exxon Mobil                                   362,000               18,556,120
Total                                                               30,226,920

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
8 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Finance companies (3.9%)
Citigroup                                     428,000              $20,621,040

Financial services (3.9%)
Capital One Financial                          40,800                3,435,768
Countrywide Financial                         155,996                5,773,412
Fannie Mae                                    159,500               11,357,995
Total                                                               20,567,175

Health care products (10.9%)
Baxter Intl                                    71,800                2,479,972
Biogen Idec                                    58,551(b)             3,900,082
Bristol-Myers Squibb                          151,600                3,883,992
Elan ADR                                      173,800(b,c)           4,736,050
Genentech                                      81,000(b)             4,409,640
Guidant                                        34,800                2,509,080
Johnson & Johnson                              80,500                5,105,310
Medco Health Solutions                        206,700(b)             8,598,720
Merck & Co                                    149,200                4,795,288
Momenta Pharmaceuticals                        40,250(b)               284,165
Novartis ADR                                  176,600(c)             8,925,363
OSI Pharmaceuticals                            18,200(b)             1,362,270
Pfizer                                        220,500                5,929,245
Total                                                               56,919,177

Health care services (4.8%)
Aetna                                          25,300                3,156,175
Cardinal Health                                17,700                1,029,255
Caremark Rx                                   104,100(b)             4,104,663
Fisher Scientific Intl                         40,000(b)             2,495,200
HCA                                           147,700                5,902,092
HealthSouth                                   264,800(b)             1,662,944
Hospira                                        62,000(b)             2,077,000
Lincare Holdings                                6,700(b)               285,755
Magellan Health Services                       60,200(b)             2,056,432
Tenet Healthcare                              232,500(b)             2,552,850
Total                                                               25,322,366

Household products (4.8%)
Avon Products                                  68,100                2,635,470
Colgate-Palmolive                             279,800               14,314,568
Gillette                                       80,800                3,618,224
Procter & Gamble                               89,950                4,954,446
Total                                                               25,522,708

Insurance (4.7%)
ACE                                           134,500(c)             5,749,875
Allstate                                       41,700                2,156,724
American Intl Group                           139,300                9,147,831
Chubb                                          67,400                5,183,060
Prudential Financial                           26,900                1,478,424
Willis Group Holdings                          31,900(c)             1,313,323
Total                                                               25,029,237

Investment companies (1.8%)
iShares Dow Jones US Utilities
  Sector Index Fund                            20,600                1,415,220
Utilities Select Sector SPDR Fund             296,100                8,246,385
Total                                                                9,661,605

Leisure time & entertainment (1.1%)
Blockbuster Cl A                               25,842                  246,533
Blockbuster Cl B                               25,242                  222,382
Mattel                                         84,100                1,639,109
Viacom Cl B                                   107,964                3,928,810
Total                                                                6,036,834

Lodging & gaming (0.3%)
GTECH Holdings                                 51,600                1,339,020

Machinery (0.9%)
Caterpillar                                    31,600                3,081,316
Ingersoll-Rand Cl A                            21,300(c)             1,710,390
Total                                                                4,791,706

Media (4.1%)
Cendant                                       806,900               18,865,322
Walt Disney                                   101,300                2,816,140
Total                                                               21,681,462

Metals (0.3%)
Phelps Dodge                                   15,600                1,543,152

Multi-industry (3.5%)
General Electric                              399,800               14,592,700
Tyco Intl                                     113,200(c)             4,045,768
Total                                                               18,638,468

Paper & packaging (0.4%)
Weyerhaeuser                                   29,000                1,949,380

Precious metals (0.3%)
Freeport-McMoRan
  Copper & Gold Cl B                           41,300                1,578,899

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Restaurants (0.3%)
Domino's Pizza                                 86,600               $1,541,480

Retail -- drugstores (0.4%)
CVS                                            44,000                1,983,080

Retail -- general (3.7%)
Dollar General                                145,100                3,013,727
Home Depot                                     32,500                1,389,050
Lowe's Companies                               23,100                1,330,329
Target                                         59,400                3,084,642
Wal-Mart Stores                               204,900               10,822,818
Total                                                               19,640,566

Telecom equipment & services (4.1%)
Hutchison Telecommunications
  Intl ADR                                    183,400(b,c)           2,485,070
Motorola                                      337,600                5,806,720
Nextel Partners Cl A                          158,500(b)             3,097,090
Nokia ADR                                     648,000(c)            10,154,160
Total                                                               21,543,040

Utilities -- electric (2.8%)
American Electric Power                        31,500                1,081,710
Entergy                                        60,800                4,109,472
Exelon                                         66,700                2,939,469
FPL Group                                      15,000                1,121,250
PPL                                            41,000                2,184,480
Southern                                       97,400                3,264,848
Total                                                               14,701,229

Utilities -- telephone (2.3%)
AT&T                                          164,500                3,135,370
Citizens Communications                       113,300                1,562,407
Indonesian Satellite ADR                       20,660(c)               644,179
Sprint                                        279,300                6,940,605
Total                                                               12,282,561

Total common stocks
(Cost: $460,423,095)                                              $522,515,689

Bond (0.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Government obligation & agency
U.S. Treasury

   05-15-16               7.25%              $250,000                 $312,930

Total bond
(Cost: $240,313)                             $312,930

Short-term security (1.0%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial paper
Jupiter Securitization

   01-03-05               2.20%            $5,500,000               $5,498,992

Total short-term security
(Cost: $5,499,328)                                                  $5,498,992

Total investments in securities
(Cost: $466,162,736)(d)                                           $528,327,611

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2004, the value of foreign securities represented 10.0% of net assets.

(d) At Dec. 31, 2004, the cost of securities for federal income tax purposes was $467,002,274 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $67,661,890
      Unrealized depreciation                                       (6,336,553)
                                                                    ----------
      Net unrealized appreciation                                  $61,325,337
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com.

--------------------------------------------------------------------------------
11 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Variable Portfolio - Core Equity Fund

Dec. 31, 2004
Assets
Investments in securities, at value (Note 1)
     (identified cost $466,162,736)                                                  $528,327,611
Cash in bank on demand deposit                                                             82,543
Receivable for investment securities sold                                                 846,502
Dividends and accrued interest receivable                                                 754,835
                                                                                          -------
Total assets                                                                          530,011,491
                                                                                      -----------
Liabilities
Dividends payable to shareholders (Note 1)                                                717,912
Payable for investment securities purchased                                               605,476
Accrued investment management services fee                                                177,506
                                                                                          -------
Total liabilities                                                                       1,500,894
                                                                                        ---------
Net assets applicable to outstanding capital stock                                   $528,510,597
                                                                                     ============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    496,774
Additional paid-in capital                                                            465,278,858
Accumulated net realized gain (loss)                                                      570,090
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                62,164,875
                                                                                       ----------
Total -- representing net assets applicable to outstanding capital stock             $528,510,597
                                                                                     ============
Shares outstanding                                                                     49,677,447
                                                                                       ----------
Net asset value per share of outstanding capital stock                               $      10.64
                                                                                     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Variable Portfolio - Core Equity Fund
                                                                                Jan. 1, 2004 to    Sept. 11, 2004 to        Total
                                                                                Sept. 10, 2004       Dec. 31, 2004
                                                                                (Notes 1 and 6)
Investment income
Income:
Dividends                                                                        $  3,333,548        $ 3,302,513        $ 6,636,061
Interest                                                                               36,361             88,066            124,427
     Less foreign taxes withheld                                                      (33,709)           (24,482)           (58,191)
                                                                                      -------            -------            -------
Total income                                                                        3,336,200          3,366,097          6,702,297
                                                                                    ---------          ---------          ---------
Expenses (Note 2):
Investment management services fee                                                    883,472            630,305          1,513,777
Mortality and expense risk assurance fee                                            2,208,531                 --          2,208,531
                                                                                      -------          ---------          ---------
Total expenses                                                                      3,092,003            630,305          3,722,308
                                                                                    ---------            -------          ---------
Investment income (loss) -- net                                                       244,197          2,735,792          2,979,989
                                                                                      -------          ---------          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                18,559,874            570,090         19,129,964
     Foreign currency transactions                                                         --                 23                 23
                                                                                      -------          ---------          ---------
Net realized gain (loss) on investments                                            18,559,874            570,113         19,129,987
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies           (23,087,576)        31,410,421          8,322,845
                                                                                  -----------         ----------          ---------
Net gain (loss) on investments and foreign currencies                              (4,527,702)        31,980,534         27,452,832
                                                                                   ----------         ----------         ----------
Net increase (decrease) in net assets resulting from operations                  $ (4,283,505)       $34,716,326        $30,432,821
                                                                                 ============        ===========        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Variable Portfolio - Core Equity Fund
                                                             Jan. 1, 2004 to    Sept. 11, 2004 to    Year ended       Year ended
                                                             Sept. 10, 2004       Dec. 31, 2004     Dec. 31, 2004   Dec. 31, 2003*
                                                             (Notes 1 and 6)
Operations and distributions
Investment income (loss) -- net                                $    244,197       $  2,735,792      $  2,979,989       $  246,066
Net realized gain (loss) on investments                          18,559,874            570,113        19,129,987       12,409,834
Net change in unrealized appreciation
     (depreciation) on investments
     and on translation of assets and
     liabilities in foreign currencies                          (23,087,576)        31,410,421         8,322,845       65,110,830
                                                                -----------         ----------         ---------       ----------
Net increase (decrease) in net assets
     resulting from operations                                   (4,283,505)        34,716,326        30,432,821       77,766,730
                                                                 ----------         ----------        ----------       ----------
Distributions to shareholders from:
     Net investment income                                               --         (2,735,815)       (2,735,815)              --
Contract transactions/Capital share transactions (Note 4)
Net contract purchase payments                                      744,270                 --           744,270        1,132,977
Repayment of temporary withdrawls                                        61                 --                61              207
Net transfers from (to) fixed annuities                          (1,393,875)                --        (1,393,875)      (5,086,346)
Actuarial adjustment for mortality assurance
     on annuities in payment period                                (171,010)                --          (171,010)          (9,643)
Contract termination payments and
     temporary withdrawls                                       (35,384,719)                --       (35,384,719)     (48,891,676)
Annuity payments                                                   (962,172)                --          (962,172)      (1,334,505)
Proceeds from sales                                                      --            175,170           175,170               --
Separate account merger (Note 6)                                225,874,373                 --       225,874,373               --
Reinvestment of distributions at
     net asset value                                                     --          2,017,903         2,017,903               --
Payments for redemptions                                                 --        (27,544,467)      (27,544,467)              --
                                                                -----------        -----------       -----------       ----------
Increase (decrease) in net assets from
     capital share transactions                                 188,706,928        (25,351,394)      163,355,534      (54,188,986)
                                                                -----------        -----------       -----------      -----------
Total increase (decrease) in net assets                         184,423,423          6,629,117       191,052,540       23,577,744
Net assets at beginning of period                               337,458,057        521,881,480       337,458,057      313,880,313
                                                                -----------        -----------       -----------      -----------
Net assets at end of period                                    $521,881,480       $528,510,597      $528,510,597     $337,458,057
                                                               ============       ============      ============     ============

* Information presented relates to IDS Life Variable Annuity Fund B, the Fund's accounting survivor. See "Summary of significant accounting policies."

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Variable Portfolio - Core Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Variable Portfolio - Select Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning an annuity contract and allocating your purchase payments to the variable account that invests in the Fund.

Effective Sept. 10, 2004, IDS Life Variable Annuity Fund B (Fund B) and IDS Life Variable Annuity Fund A (Fund A) transferred their net assets in a tax free exchange for shares of the newly created AXP Variable Portfolio - Core Equity Fund (the Fund). Concurrent with this tax free exchange, the former Funds A and B were restructured as unit investment trusts that invest in shares of the Fund. For accounting and financial statement purposes, Fund B is the accounting survivor. Prior to the tax free exchange, Fund A and Fund B operated as diversified, open end management investment companies and were segregated asset accounts of IDS Life Insurance Company.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
17 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $23 and accumulated net realized gain has been decreased by $23.

The tax character of distributions paid for the period indicated is as follows:

For the period from Sept. 10, 2004* to Dec. 31, 2004
Distributions paid from:
     Ordinary income                                               $2,735,815
     Long-term capital gain                                                --

* Date the Fund became available.

At Dec. 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $   717,912
Accumulated long-term gain (loss)                                 $ 1,409,628
Unrealized appreciation (depreciation)                            $61,325,337

Dividends

At Dec. 31, 2004, dividends declared for the Fund payable Jan. 3, 2005 are $0.01 per share.

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

--------------------------------------------------------------------------------
18 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

The Fund has an agreement with AEFC to manage its portfolio. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund. Prior to Sept. 10, 2004, Fund A and Fund B also paid a mortality and expense risk assurance fee to IDS Life. This fee was computed daily and was equal on an annual basis to 1% of the average daily net assets of each fund.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $654,394,630 (including $204,975,211 from Fund A that was acquired in the Fund reorganization as described in Note 6) and $500,683,207, respectively, for the year ended Dec. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE/ACCUMULATION UNIT TRANSACTIONS

Transactions in shares of capital stock for the period from Sept. 10, 2004* to Dec. 31, 2004 are as follows:

Sold  17,735

Reorganization                                                     52,188,148
Issued for reinvested distributions                                   197,521
Redeemed                                                           (2,725,957)
                                                                   ----------
Net increase (decrease)                                            49,677,447
                                                                   ----------

* Date the Fund became available.

The changes in number of outstanding units applicable to contracts in the accumulation period for Fund B were as follows:

                                                                Jan. 1, 2004 to    Year ended
                                                                Sept. 10, 2004    Dec. 31, 2003
Units outstanding at beginning of period                         11,494,024        13,656,987
Additions for contract purchase payments and repayments              26,250            46,799
Net transfers from (to) fixed account                               (49,945)         (235,461)
Deductions for contract terminations and withdrawals             (1,255,218)       (1,974,301)
                                                                 ----------        ----------
Units outstanding at end of period                               10,215,111        11,494,024
                                                                 ----------        ----------

--------------------------------------------------------------------------------
19 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the period ended Dec. 31, 2004.

6. REORGANIZATION

At the close of business on Sept. 10, 2004, the Fund began operations and Fund A and Fund B transferred their net assets to the Fund in a tax free exchange for shares of the Fund.

The net assets of the Fund immediately after the transfer of assets was $521,881,480.

Fund A and Fund B's net assets at the reorganization date were as follows and include the following amounts of unrealized appreciation.

                              Total net assets     Unrealized appreciation
Fund A                         $225,874,373              $13,100,355
Fund B                          296,007,107               17,654,099

In exchange for the net assets, the Fund issued 22,587,437 shares to the Fund A unit investment trust and 29,600,711 shares to the Fund B unit investment trust.

--------------------------------------------------------------------------------
20 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of Fund A and Fund B, which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. The Sept. 10, 2004 to Dec. 31, 2004 information below relates to AXP Variable Portfolio - Core Equity Fund. All other information relates to Fund B and is derived from its financial statements.

Per share income and capital changes(a)
Fiscal period ended Dec. 31,                             2004(b)        2004(c)      2004(d)     2003      2002      2001     2000
Net asset value, beginning of period                    $10.00         $10.14       $10.14      $ 7.96    $10.53    $13.17   $13.91
                                                        ------         ------       ------      ------    ------    ------   ------
Income from investment operations:
Net investment income (loss)                               .05            .01          .06         .01      (.01)     (.05)    (.10)
Net gains (losses) (both realized and unrealized)          .64           (.15)         .49        2.17     (2.56)    (2.59)    (.64)
                                                        ------         ------       ------      ------    ------    ------   ------
Total from investment operations                           .69           (.14)         .55        2.18     (2.57)    (2.64)    (.74)
                                                        ------         ------       ------      ------    ------    ------   ------
Less distributions:
Dividends from net investment income                      (.05)            --         (.05)         --        --        --       --
                                                        ------         ------       ------      ------    ------    ------   ------
Net asset value, end of period                          $10.64         $10.00       $10.64      $10.14    $ 7.96    $10.53   $13.17
                                                        ------         ------       ------      ------    ------    ------   ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $529           $296         $529        $337      $314      $512     $746
Ratio of expenses to average daily net assets(e)          .40%(f)       1.40%(f)      .99%       1.40%     1.40%     1.40%    1.40%
Ratio of net investment income (loss)
  to average daily net assets                            1.73%(f)        .11%(f)      .79%        .08%     (.17%)    (.43%)   (.71%)
Portfolio turnover rate (excluding
  short-term securities)                                   45%            77%         135%        104%      187%       74%      79%
Total return(e)                                          6.95%(g)      (1.38%)(g)    5.42%      27.45%   (24.47%)  (20.03%)  (5.30%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganziation date net asset value of $10.00 per share.

(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.

(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.

(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.

(e) The total return and ratio of expenses for the Fund included a management fee only for the period from Sept. 10, 2004 to Dec. 31, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
21 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Report of Independent  Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Variable Portfolio - Core Equity Fund (a series of AXP Variable Portfolio - Select Series, Inc.) as of December 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and for each of the periods from January 1, 2004 to September 10, 2004 and from September 10, 2004 (date the Fund became available) to December 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for each of the years in the four-year period ended December 31, 2003 were audited by other auditors whose reports dated January 20, 2004, expressed unqualified opinions on this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Variable Portfolio - Core Equity Fund as of December 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

February 21, 2005

--------------------------------------------------------------------------------
22 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                  Position held      Principal occupation during       Other directorships
                                    with Fund and      past five years
                                    length of service
----------------------------------- ------------------ --------------------------------- -------------------------------
Arne H. Carlson                     Board member       Chair, Board Services
901 S. Marquette Ave.               since 1999         Corporation (provides
Minneapolis, MN 55402                                  administrative services to
Age 70                                                 boards). Former Governor  of
                                                       Minnesota
----------------------------------- ------------------ --------------------------------- -------------------------------
Philip J. Carroll, Jr.              Board member       Retired Chairman and CEO,         Scottish Power PLC, Vulcan
901 S. Marquette Ave.               since 2002         Fluor Corporation (engineering    Materials Company, Inc.
Minneapolis, MN 55402                                  and construction) since 1998      (construction
Age 67                                                                                   materials/chemicals)
----------------------------------- ------------------ --------------------------------- -------------------------------
Livio D. DeSimone                   Board member       Retired Chair of the Board and    Cargill, Incorporated
30 Seventh Street East              since 2001         Chief Executive Officer,          (commodity merchants and
Suite 3050                                             Minnesota Mining and              processors), General Mills,
St. Paul, MN 55101-4901                                Manufacturing (3M)                Inc. (consumer foods), Vulcan
Age 70                                                                                   Materials Company
                                                                                         (construction materials/
                                                                                         chemicals), Milliken & Company
                                                                                         (textiles and chemicals), and
                                                                                         Nexia Biotechnologies, Inc.
----------------------------------- ------------------ --------------------------------- -------------------------------
Patricia M. Flynn                   Board member       Trustee Professor of Economics    BostonFed Bancorp, Inc.
901 S. Marquette Ave.               since 2004         and Management, Bentley College   (holding company) and its
Minneapolis, MN 55402                                  since 2002; former Dean,          subsidiary Boston Federal
Age 53                                                 McCallum Graduate School of       Savings Bank
                                                       Business,  Bentley College from
                                                       1999 to 2002
----------------------------------- ------------------ --------------------------------- -------------------------------
Anne P. Jones                       Board member       Attorney and Consultant
901 S. Marquette Ave.               since 1985
Minneapolis, MN 55402
Age 69
----------------------------------- ------------------ --------------------------------- -------------------------------
Stephen R. Lewis, Jr.*              Board member       Retired President and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.               since 2002         of Economics, Carleton College    (manufactures irrigation
Minneapolis, MN 55402                                                                    systems)
Age 65
----------------------------------- ------------------ --------------------------------- -------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners International Core Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset
     Management, L.P., one of AXP Partners International Aggressive Growth Fund's subadvisers and Marsico Capital Management, LLC, one of AXP Partners International Core Fund's subadvisers.

--------------------------------------------------------------------------------
23 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                  Position held      Principal occupation during       Other directorships
                                    with Fund and      past five years
                                    length of service
----------------------------------- ------------------ --------------------------------- -------------------------------
Catherine James Paglia              Board member       Director, Enterprise Asset        Strategic Distribution, Inc.
901 S. Marquette Ave.               since 2004         Management, Inc. (private real    (transportation, distribution
Minneapolis, MN 55402                                  estate and asset management       and logistics consultants)
Age 52                                                 company) since 1999
----------------------------------- ------------------ --------------------------------- -------------------------------
Alan K. Simpson                     Board member       Former three-term United States
1201 Sunshine Ave.                  since 1997         Senator for Wyoming
Cody, WY 82414
Age 73
----------------------------------- ------------------ --------------------------------- -------------------------------
Alison Taunton-Rigby                Board member       Founder and Chief Executive       Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.               since 2002         Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                                  2004; President, Forester
Age 60                                                 Biotech since 2000; prior to
                                                       that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
----------------------------------- ------------------ --------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age                  Position held      Principal occupation during       Other directorships
                                    with Fund and      past five years
                                    length of service
----------------------------------- ------------------ --------------------------------- -------------------------------
William F. Truscott                 Board member       Senior Vice President - Chief
53600 AXP Financial Center          since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474               Vice President     since 2001. Former Chief
Age 44                              since 2002         Investment Officer and Managing
                                                       Director, Zurich Scudder
                                                       Investments
----------------------------------- ------------------ --------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
24 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                  Position held      Principal occupation during       Other directorships
                                    with Fund and      past five years
                                    length of service
----------------------------------- ------------------ --------------------------------- -------------------------------
Jeffrey P. Fox                      Treasurer          Vice President - Investment
105 AXP Financial Center            since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                  Vice President - Finance,
Age 49                                                 American Express Company,
                                                       2000-2002;  Vice President -
                                                       Corporate Controller, AEFC,
                                                       1996-2000
----------------------------------- ------------------ --------------------------------- -------------------------------
Paula R. Meyer                      President          Senior Vice President and
596 AXP Financial Center            since 2002         General Manager - Mutual Funds,
Minneapolis, MN 55474                                  AEFC, since 2002; Vice
Age 50                                                 President and Managing Director
                                                       - American Express Funds, AEFC,
                                                       2000-2002; Vice President,
                                                       AEFC,  1998-2000
----------------------------------- ------------------ --------------------------------- -------------------------------
Leslie L. Ogg                       Vice President,    President of Board Services
901 S. Marquette Ave.               General Counsel,   Corporation
Minneapolis, MN 55402               and Secretary
Age 66                              since 1978
----------------------------------- ------------------ --------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
25 -- AXP VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. American Express Company is separate from IDS Life Insurance Company and is not a broker-dealer. Insurance and annuities are issued by IDS Life Insurance Company.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2004 - $4,500;                        2003 - None

(b) Audit - Related Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2004 - None;                          2003 - None

(c) Tax Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for tax compliance related services for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2004 - None;                          2003 - None

(d) All Other Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2004 - None;                          2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Dec. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Dec. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $35,890

(h) For the fees disclosed in item (g) above, 100% and 86% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 1/1/03 - 12/31/03
  2004 represents bills paid 1/1/04 - 12/31/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              AXP Variable Portfolio - Select Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 4, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 4, 2005